CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Name of Issuer: The Bramwell Funds, Inc.

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2005 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



/s/ Elizabeth R. Bramwell
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
February 16, 2006







A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to UMB Fund Services, Inc. and will be retained by UMB Fund Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request